--------------------
                              THE CHESAPEAKE FUNDS
                              --------------------

                                                October 1, 1996

Dear Shareholder:

        The Chesapeake Growth Fund closed the September quarter with a gain of 1.6% which compares to a gain of 3.1% for the S&P 500 and losses of 0.2% and 0.1% for the Nasdaq Industrials and Russell 2000, respectively. Our significant rebound from the mid-summer's 20% sell-off in the over-the-counter market demonstrates that fundamentals are once again in the forefront of investor thinking. For, despite having recovered from much of its decline, the Nasdaq is still laden with serious casualties, casualties masked by the seemingly neutral performance of the index which in no way illustrates the change in leadership that has begun to emerge. With sustained price declines in numerous cases exceeding 50%, many of the first half's speculative excesses, best evidenced in the IPO market and in concept oriented stocks, have been wrung out by a more rational investing public.

        With the proceeds from these sales, investors are seeking solid evidence of fundamental strength and more reasonable valuations. Additionally, they appear more willing to differentiate among stocks in similar sectors. This is a welcome change from the past year's blanket sectoral think which seemed to culminate in a June/July sell-off. Since then, the environment for stock pickers like us has improved. Although we always think individual stock selection key to investment successes, it is currently viewed as critical even by those who usually do not, because general economic good health has been clouded by fear of inflation one day and recession the next, in turn fueling volatility and causing investors to be less willing to make "top down" or sectoral decisions. This has decreased their previously strong appetites for areas we preclude from our process because of lack of earnings predictability like financials and basic commodities, and refocused them on individual company fundamentals.

        Our companies' stock prices have benefitted from this focus, a benefit we think soon furthered as contract awards, earnings announcements, and Wall Street reports evidence their fundamental strength. Interestingly, investors seem more content to wait for news than dig for it themselves. We currently find ourselves in an environment characterized by decreased investor calls to company managements, lack of investor attention in the abundance of opportunity created by the recent sell-off, and thus far, fundamentally driven price moves concentrated in more well recognized larger capitalization stocks. Obviously, it is a good environment in which to kick tires.

        More important than our more optimist view relative to the market's backdrop, is our excitement over our existent portfolio which includes a significant number of new names purchased during the market's sell-off. These names have further broadened our portfolio's diversification while maintaining a better than 30% aggregate earnings growth rate with a price earnings ratio of 15.

        Contributing to our strong snap back in August and September was the exposure we had to well positioned PC related companies whose strength in product and service and innovative distribution methodologies drove both sales and profits higher at the expense of inferior competitors. This all occurred despite inaccurate rumors of broad based softness in PC sales which were partly to blame for the sell-off's first phase. As is often the case, weak competitors had weak result which in no way were related to those of our companies, and as this differentiation was evidenced, Wall Street took notice.

Fund Administration                                           Investment Advisor
105 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 69                           285 Wilmington-West Chester Pike
Rocky Mount, North Carolina 27802-0069           Chadds Ford, Pennsylvania 19317
(800)430-3863                                                      (610)558-2800

        We also benefitted from exposure to forward thinking retailers whose strategies have allowed them to capitalize on everything from the work place shift toward more casual attire to the customer's love of category killing concepts. Sales trends within our portfolio's retail companies continue to strengthen as we head into fall telling us that their product offerings are right for the all important holiday season.

        In addition to the aforementioned, the portfolio should also benefit from new areas of opportunity uncovered through the hundreds of conversations we have each month with companies at the forefront of change. For instance, in our discussions with the company managements, we are hearing more and more about logistical planning. Businesses are frustrated with problems ranging from moving product to market to integrating on-line transaction processing needs. And, as this issue grows in importance, so grow the profits of those helping to address it. We have discovered and invested in a number of companies whose businesses vary from software to transport that are helping to solve today's significant bottlenecks. But so far, leading edge solutions are in many cases just scratching the surface.

        To understand how large this opportunity is, you need only extrapolate from the following point. It now takes BMW just one day to manufacture a car, but it takes 36 days to deliver it to one of its dealers. Imagine the positive ripple effect on raw material, work in process, and inventory control that would both drive higher profit margins, and, because of such amazing service, higher sales, if this same delivery could be made within a week. Similar problems potentially exist in almost any business, and so can solutions. In fact, we have seen enormous benefit in this area in our own business as we have implemented technological enhancements to both research and administrative efforts. As companies as dissimilar as Gardner Lewis (the Fund's investment advisor) and BMW continue, through both technology and innovation, to change the way they manage their processes, the opportunities in this area will multiply. Thus, given its far reaching applications, logistical planning is also a huge opportunity for those investors that participate in its resolution.

        With a strong current portfolio, an abundance of opportunity, and an investor mindset refocused on fundamentals, we look forward to the future.
We welcome Ray Carabello and Melanie Strange to our staff. Have a pleasant fall.


Sincerely,

/s/ W. Whitfield Gardner                               /s/ John L. Lewis, IV
    W. Whitfield Gardner                                   John L. Lewis, IV

                              --------------------
                              THE CHESAPEAKE FUNDS
                              --------------------

                 a series of the Gardner Lewis Investment Trust





                               Annual Report 1996

                          FOR THE YEAR ENDED AUGUST 31




                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                         285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

THE CHESAPEAKE GROWTH FUND
105 North Washington Street
Post Office Drawer 69
Rocky Mount, North Carolina 27802-0069
1-800-430-3863

                           THE CHESAPEAKE GROWTH FUND

                    Performance Update - $25,000 Investment

                      For the period from January 4, 1993

                (commencement of operations) to August 31, 1996


                           THE CHESAPEAKE GROWTH FUND

                               FISCAL YEAR - 1996




                                    [GRAPH]



            CHES GROWTH      NASDAQ       S&P 500
DATE           FUND          INDEX         INDEX

01/04/93     24,250.00       24,250.00      24250
01/31/93     24,541.00       25,053.01   24461.25
02/28/93     24,065.70       23,503.63   24794.59
03/31/93     25,106.03       24,054.81   25317.75
04/30/93     24,916.88       22,894.80   24705.82
05/31/93     26,473.73       24,722.63   25366.72
06/30/93     27,213.35       24,593.18   25440.98
07/31/93     27,232.75       24,175.83   25338.67
08/31/93     28,765.35       25,510.47   26300.07
09/30/93     29,757.18       26,299.32   26098.41
10/31/93     29,929.35       26,879.83   26638.25
11/30/93     30,203.17       26,389.66   26384.34
12/31/93     32,341.68       27,166.38   26703.34
01/31/94     34,884.72       28,246.49   27611.17
02/28/94     35,797.35       28,136.25   26861.48
03/31/94     33,027.39       26,262.23   25690.67
04/30/94     33,098.92       25,768.70   26020.11
05/31/94     32,132.03       25,154.14   26447.12
06/30/94     30,109.44       24,078.41   25798.85
07/31/94     30,597.82       24,568.24   26646.01
08/31/94     33,488.64       25,999.96   27738.48
09/30/94     34,813.19       26,209.65   27060.19
10/31/94     36,105.67       26,557.55   27668.13
11/30/94     34,519.67       25,502.04   26660.29
12/31/94     34,603.53       25,412.03   27055.96
01/31/95     34,206.41       25,279.21   27757.61
02/28/95     36,044.01       26,192.12   28839.37
03/31/95     37,768.14       27,026.48   29690.33
04/30/95     38,739.97       27,355.50    30564.6
05/31/95     40,251.98       27,864.54   31786.22
06/30/95     44,474.75       29,835.65   32524.53
07/31/95     51,230.69       32,134.77   33603.14
08/31/95     51,058.03       32,389.97   33687.59
09/30/95     51,526.68       33,093.53   35109.27
10/31/95     49,134.10       31,715.74   34983.79
11/30/95     48,683.89       32,740.23   36519.54
12/31/95     45,070.84       32,520.77   37222.98
01/31/96     44,728.00       32,684.94    38489.9
02/29/96     46,152.12       33,921.48   38846.74
03/31/96     46,178.49       34,547.84   39220.69
04/30/96     51,321.16       37,717.73   39798.93
05/31/96     51,083.80       39,906.95   40825.33
06/30/96     47,022.42       37,433.88   40981.08
07/31/96     41,985.24       33,275.23    39170.5
08/31/96     44,517.01       35,428.05   39996.79


This graph depicts the performance of The Chesapeake Growth Fund versus the NASDAQ Industrials Index and the S&P 500 Total Return Index. It is important to note The Chesapeake Growth Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.




                          AVERAGE ANNUAL TOTAL RETURN

                        Since Inception         One Year         Three Years

No Sales Load             18.07%                 -12.81%            15.67%
With 3% Sales Load        17.09%                 -15.43%            14.50%


 o The graph assumes an initial $25,000 investment at January 4, 1993 ($24,250 after maximum sales load of 3%). All dividends and distributions are reinvested.

 o At August 31, 1996, the Fund would have grown to $44,517 - total investment return of 78.07% since January 4, 1993. Without the deduction of the 3% maximum sales load, the Fund would have grown to $45,894 - total investment return of 83.58% since January 4, 1993. The sales load may be reduced or eliminated for larger purchases.

 o At August 31, 1996, a similar investment in the NASDAQ Industrials Index would have been worth to $35,428 - total investment return of 41.71% since January 4, 1993; while a similar investment in the S&P 500 Total Return Index would have grown to $39,997 - total investment return of 59.99% since January 4, 1993.

 o Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

                         THE CHESAPEAKE GROWTH FUND


                          PORTFOLIO OF INVESTMENTS


                                August 31, 1996


                                                                                            Value
                                                                 Shares                    (note 1)
                                                                 ------                    --------
COMMON STOCKS - 95.16%
       Advertising  - 0.83%
       (a)      National Media Corporation                        237,400                  $3,798,400
                                                                                           ----------
       Bicycles - 0.80%
       (a)      Cannondale Corporation                            205,600                   3,675,100
                                                                                            ---------
       Building Materials - 1.52%
                Apogee Enterprises, Inc.                          203,900                   6,983,575
                                                                                            ---------
       Computers - 11.95%
       (a)      3Com Corporation                                  217,900                  10,186,825
       (a)      Applied Magnetics Corporation                     144,100                   2,107,462
       (a)      Auspex Systems, Inc.                              375,500                   5,914,125
       (a)      Compaq Computer Corporation                       194,000                  10,985,250
       (a)      Dell Computer Corporation                         110,200                   7,383,400
       (a)      EMC Corporation                                   102,100                   1,965,425
       (a)      FileNet Corporation                                77,900                   1,869,600
       (a)      Komag, Inc.                                       202,700                   4,307,375
                Measurex Corporation                              171,500                   4,716,250
       (a)      Optical Data Systems, Inc.                        163,600                   3,200,425
       (a)      Radius, Inc.                                          113                         205
       (a)      StorMedia, Inc.                                   214,350                   2,357,850
                                                                                           ----------
                                                                                           54,994,192
                                                                                           ----------
       Computer Software & Services - 10.16%
       (a)      Applix, Inc.                                       22,200                     566,100
       (a)      BMC Software, Inc.                                136,600                  10,176,700
       (a)      BancTec, Inc.                                     252,500                   4,923,750
       (a)      Cadence Design Systems, Inc.                      179,550                   5,319,169
                Computer Associates International, Inc.            98,700                   5,194,088
       (a)      Mentor Graphics Corporation                       449,100                   6,147,056
       (a)      Micrografx, Inc.                                  285,500                   3,247,562
       (a)      Network General Corporation                       244,500                   4,156,500
       (a)      Ross Systems, Inc.                                    284                       1,424
                System Software Associates, Inc.                  675,850                   7,096,425
                                                                                           ----------
                                                                                           46,828,774
                                                                                           ----------
       Electrical Equipment - 1.32%
       (a)      C.P. Clare Corporation                            194,000                   3,007,000
       (a)      Cable Design Technologies                          87,000                   3,088,500
                                                                                            ---------
                                                                                            6,095,500
                                                                                            ---------


                                                                   (Continued)

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996


                                                                                          Value
                                                                Shares                   (note 1)
                                                                ------                   --------
COMMON STOCKS - (Continued)
       Electronics - 3.57%
       (a)      Altron, Inc.                                      146,250               $2,614,219
       (a)      Symbol Technologies, Inc.                         187,400                8,362,725
       (a)      Technitrol, Inc.                                  150,600                4,593,300
       (a)      Zygo Corporation                                   25,000                  850,000
                                                                                        ----------
                                                                                        16,420,244
                                                                                        ----------
       Electronics - Semiconductor - 3.74%
       (a)      Adaptec, Inc.                                     246,900               12,314,137
       (a)      S3, Inc.                                          331,600                4,891,100
                                                                                        ----------
                                                                                        17,205,237
                                                                                        ----------
      Engineering & Construction - 0.53%
      (a)      American Buildings Company                         94,000                 2,455,750
                                                                                        ----------

       Environmental Control - 2.03%
       (a)      USA Waste Services, Inc.                          339,400                9,333,500
                                                                                        ----------

       Lodging - 0.55%
       (a)      Prime Hospitality Corp.                           133,900                2,544,100
                                                                                        ----------

       Machine - Diversified - 3.41%
       (a)      Advanced Semiconductor Materials Internationa     216,700                1,516,900
                DT Industries, Inc.                               251,000                6,588,750
       (a)      Novellus Systems, Inc.                             98,000                3,699,500
       (a)      PRI Automation, Inc.                              133,300                3,899,025
                                                                                        ----------
                                                                                        15,704,175
                                                                                        ----------
       Manufactured Housing - 1.17%
                Clayton Homes, Inc.                               266,600                5,365,325
                                                                                        ----------

       Medical Supplies - 5.18%
       (a)      Coherent, Inc.                                    105,500                4,140,875
       (a)      OEC Medical Systems, Inc.                         339,100                4,111,587
       (a)      Sofamor Danek Group, Inc.                         176,700                5,080,125
       (a)      TECNOL Medical Products, Inc.                     300,000                4,950,000
                US Surgical Corporation                           152,100                5,551,650
                                                                                        ----------
                                                                                        23,834,237
                                                                                        ----------
       Medical - Hospital Management & Service - 6.26%
       (a)      HEALTHSOUTH Corporation                           148,900                4,839,250
       (a)      Mariner Health Group, Inc.                        260,100                4,681,800
       (a)      MedCath Incorporated                               88,800                1,576,200
       (a)      MedPartners, Inc.                                 125,800                2,610,350
       (a)      Ornda HealthCorp                                  385,600                9,929,200
       (a)      Vivra, Inc.                                       171,950                5,179,994
                                                                                        ----------
                                                                                        28,816,794
                                                                                        ----------

                                                                    (Continued)

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996



                                                                                   Value
                                                                 Shares           (note 1)
                                                                 ------           --------
COMMON STOCKS - (Continued)
       Miscellaneous - Consumer Goods - 0.70%
       (a)      Day Runner, Inc.                                  122,200          $3,238,300
                                                                                   ----------

       Oil & Gas - Equipment & Services - 2.23%
       (a)      Petroleum Geo- Services A/S  (ADR)                197,700           5,387,325
       (a)      Reading & Bates Corporation                       199,200           4,880,400
                                                                                   ----------
                                                                                   10,267,725
                                                                                   ----------
       Oil & Gas - Exploration - 1.64%
                Sonat Offshore Drilling Company                   137,800           7,527,325
                                                                                   ----------

       Pharmaceuticals - 1.75%
       (a)      MIM Corporation                                   360,000           4,725,000
       (a)      Watson Pharmaceuticals, Inc                       114,000           3,306,000
                                                                                   ----------
                                                                                    8,031,000
                                                                                   ----------
       Restaurants & Food Service - 2.36%
       (a)      Boston Chicken, Inc.                              141,300           4,892,512
       (a)      Foodmaker, Inc.                                   326,100           3,016,425
       (a)      IHOP Corporation                                  119,600           2,960,100
                                                                                   ----------
                                                                                   10,869,037
                                                                                   ----------
       Retail - Apparel - 2.12%
       (a)      AnnTaylor Stores Corporation                      164,800           2,410,200
                Ross Stores, Inc.                                 124,300           4,785,550
                TJX Companies, Inc.                                80,300           2,569,600
                                                                                   ----------
                                                                                    9,765,350
                                                                                   ----------
       Retail - Department Stores - 2.31%
       (a)      Consolidated Stores Corporation                   122,400           4,651,200
       (a)      Proffitt's, Inc.                                  146,400           6,002,400
                                                                                   ----------
                                                                                   10,653,600
                                                                                   ----------
       Retail - Specialty Line - 8.48%
       (a)      Barnes & Noble                                    202,000           6,640,750
       (a)      Borders Group, Inc.                               172,300           5,599,750
                Claire's Stores, Inc.                             224,300           7,429,937
       (a)      Discount Auto Parts, Inc.                         189,100           4,443,850
       (a)      Hollywood Entertainment Corporation               352,800           6,262,200
       (a)      Movie Gallery, Inc.                               160,900           2,453,725
       (a)      Office Depot, Inc.                                108,000           1,714,500
       (a)      Sunglass Hut International, Inc.                  286,400           4,510,800
                                                                                   ----------
                                                                                   39,055,512
                                                                                   ----------
       Shoes - Leather - 1.38%
       (a)      Nine West Group, Inc                              123,100           6,339,650
                                                                                   ----------


                                                                   (Continued)

                           THE CHESAPEAKE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996


                                                                               Value
                                                                Shares       (note 1)
                                                                ------        -------
COMMON STOCKS - (Continued)
       Telecommunications - 3.99%
                ECI Telecommunications Limited Designs            240,800      $4,966,500
       (a)      Mastec, Inc.                                      117,800       3,475,100
       (a)      Tel-Save Holdings, Inc.                           199,600       4,590,800
       (a)      Telco Communications Group                        355,800       5,337,000
                                                                              -----------
                                                                               18,369,400
                                                                              -----------
       Telecommunications Equipment - 3.24%
       (a)      Inter-Tel, Inc.                                   212,100       4,427,588
       (a)      Newbridge Networks Corporation                    182,000      10,487,750
                                                                              -----------
                                                                               14,915,338
                                                                              -----------
       Textiles - 5.45%
       (a)      Jones Apparel Group, Inc.                         196,500      10,881,188
                Liz Claiborne, Inc.                               203,700       7,053,112
                Warnaco Group, Inc.                               289,400       7,162,650
                                                                              -----------
                                                                               25,096,950
                                                                              -----------
       Transportation - Air - 2.66%
       (a)      AirNet Systems, Inc.                              313,900       3,766,800
                Comair Holdings, Inc.                             194,825       4,675,800
       (a)      Mesa Airlines, Inc.                               382,900       3,781,138
                                                                              -----------
                                                                               12,223,738
                                                                              -----------
       Utilities - Electric - 2.06%
       (a)      Calenergy, Inc.                                   311,700       9,467,888
                                                                              -----------

       Utilities - Telecommunications - 1.77%
       (a)      WorldCom, Inc.                                    388,800       8,164,800
                                                                              -----------

Total Common Stocks (Cost $392,947,050)                                       438,040,516
                                                                              -----------



                                                               Principal
                                                                Amount
                                                               ---------
REPURCHASE AGREEMENT (b) - 5.36%
                Wachovia Bank                                 $24,669,675                  24,669,675
                5.28%, due September 3, 1996                                               ----------
                (Cost $24,669,675)


Total Value of Investments (Cost $417,616,725)                              100.52 %      462,710,191
Liabilities In Excess of Other Assets                                        (0.52)%       (2,402,695)
                                                                            --------     ------------
       Net Assets                                                           100.00 %     $460,307,496
                                                                            ========     ============


                                                                    (Continued)

THE CHESAPEAKE GROWTH FUND

PORTFOLIO OF INVESTMENTS

August 31, 1996



       (a)      Non-income producing investment.

       (b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Nottingham funds.

       (c) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of securities for financial reporting and federal income tax purposes is as follows:



                Unrealized appreciation                            $75,933,164
                Unrealized depreciation                            (30,839,698)
                                                                  ------------

                              Net unrealized appreciation          $45,093,466
                                                                   ===========

See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996


ASSETS
       Investments, at value (cost $417,616,725)                $462,710,191
       Interest receivable                                           146,503
       Dividends receivable                                           28,320
       Receivable for investments sold                             5,781,190
       Receivable for fund shares sold                                49,492
       Reserve premium                                                11,486
       Deferred organization expenses, net (note 4)                   11,498
                                                               --------------

            Total assets                                         468,738,680
                                                               --------------

LIABILITIES
       Accrued expenses                                               48,555
       Payable for investment purchases                            8,286,297
       Due to investment advisor                                      10,127
       Disbursements in excess of cash on demand deposit              86,205
                                                               --------------

            Total liabilities                                      8,431,184
                                                               --------------

NET ASSETS
       (Applicable to 27,265,604 shares outstanding; unlimited
       shares of no par value beneficial interest authorized)   $460,307,496
                                                               ==============

NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE
       ($460,307,496 / 27,265,604 shares)                             $16.88
                                                               ==============

OFFERING PRICE PER SHARE
       (100 / 97.0 of $16.88)                                         $17.40
                                                               ==============

NET ASSETS CONSIST OF
       Paid-in capital                                          $386,582,228
       Undistributed net realized gain on investments             28,631,802
       Net unrealized appreciation on investments                 45,093,466
                                                               --------------
                                                                $460,307,496
                                                               ==============


See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                            STATEMENT OF OPERATIONS

                           Year ended August 31, 1996


INVESTMENT LOSS

   Income
      Interest                                                    $1,152,892
      Dividends                                                      576,192
      Miscellaneous                                                    3,436
                                                                ------------
         Total income                                              1,732,520
                                                                ------------
   Expenses
      Investment advisory fees (note 2)                            5,788,117
      Fund administration fees (note 2)                              397,287
      Professional fees                                               37,511
      Custody fees                                                    36,277
      Other fees                                                      24,295
      Shareholder recordkeeping fees                                  23,424
      Fund accounting fees (note 2)                                   21,000
      Securities pricing fees                                          6,587
      Registration and filing administration fees                      4,757
      Registration and filing expenses                               124,372
      Other operating expenses                                        46,417
      Shareholder servicing expenses                                  36,548
      Printing expenses                                               28,210
      Amortization of deferred organization expenses (note 4)          8,074
      Trustee fees and meeting expenses                                6,898
                                                                ------------
         Total expenses                                            6,589,774
                                                                ------------
            Net investment loss                                   (4,857,254)
                                                                ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized gain from investment transactions                 48,006,720
   Decrease in unrealized appreciation on investments           (105,477,799)
                                                                ------------
      Net realized and unrealized loss on investments            (57,471,079)
                                                                ------------
         Net decrease in net assets resulting from operations   ($62,328,333)
                                                                ============

See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                      Year ended        Year ended
                                                                      August 31,       August 31,
                                                                         1996              1995
                                                                      -----------      -----------
INCREASE IN NET ASSETS
  Operations
     Net investment loss                                            $   (4,857,254)  $    (3,232,264)
     Net realized gain from investment transactions                     48,006,720        18,861,310
     Increase (decrease) in unrealized appreciation on investments    (105,477,799)      133,249,034
                                                                     --------------    --------------
        Net increase (decrease) in net assets resulting from
           operations                                                  (62,328,333)      148,878,080
                                                                     --------------    --------------
  Distributions to shareholders from
     Net realized gain from investment transactions                    (30,366,960)                0
                                                                     --------------    --------------
  Capital share transactions
     Increase in net assets resulting from capital share transaction    92,716,745       132,185,206
                                                                     --------------    --------------
           Total increase in net assets                                     21,452       281,063,286

NET ASSETS

  Beginning of period                                                  460,286,044       179,222,758
                                                                     -------------    --------------
  End of period                                                     $  460,307,496   $   460,286,044
                                                                     =============    ==============


(a) A summary of capital share activity follows:



                                       Year ended                  Year ended
                                    August 31, 1996              August 31, 1995

                                  Shares        Value           Shares            Value
                                 --------- -------------      ----------   ---------------
Shares sold                      6,577,730 $ 118,581,825      10,830,373   $   160,528,590
Shares issued for reinvestment
  of distributions               1,453,621    27,517,060               0                 0
                                ---------- -------------      ----------   ---------------
                                 8,031,351   146,098,885      10,830,373       160,528,590

Shares redeemed                 (3,002,515)  (53,382,140)     (1,793,318)      (28,343,384)
                                ---------- -------------      ----------   ---------------
  Net increase                   5,028,836 $  92,716,745       9,037,055   $   132,185,206
                                ========== =============      ==========   ===============



See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

                (For a Share Outstanding Throughout the Period)

                                                                                                               For the
                                                                                                             period from
                                                                                                           January 4, 1993
                                                                                                            (commencement
                                                             Year ended      Year ended      Year ended   of operations) to
                                                              August 31,      August 31,      August 31,       August 31,
                                                                 1996            1995            1994             1993
                                                             -----------     -----------     -----------  -----------------
Net asset value, beginning of period                            $20.70          $13.58          $11.86           $10.00

   Income (loss) from investment operations
      Net investment loss                                        (0.18)          (0.15)          (0.05)           (0.01)
      Net realized and unrealized gain (loss) on investments     (2.53)           7.27            1.98             1.87
                                                             -----------     -----------     -----------  -----------------
         Total from investment operations                        (2.71)           7.12            1.93             1.86
                                                             -----------     -----------     -----------  -----------------
   Distributions to shareholders from
      Net investment income                                       0.00            0.00           (0.16)            0.00
      Net realized gain from investment transaction              (1.11)           0.00           (0.05)            0.00
                                                             -----------     -----------     -----------  -----------------
         Total distributions                                     (1.11)           0.00           (0.21)            0.00
                                                             -----------     -----------     -----------  -----------------
Net asset value, end of period                                  $16.88          $20.70          $13.58           $11.86
                                                             ===========     ===========     ===========  =================
Total return (a)                                                (12.81)%         52.45 %         16.42 %          29.76 % (b)
                                                             ===========     ===========     ===========  =================
Ratios/supplemental data

   Net assets, end of period                              $460,307,496    $460,286,044    $179,222,758      $25,421,085
                                                          ============    ============    ============      ===========
   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees               1.42 %          1.43 %          1.57 %           2.29 % (b)
      After expense reimbursements and waived fees                1.42 %          1.43 %          1.49 %           1.54 % (b)

   Ratio of net investment loss to average net assets
      Before expense reimbursements and waived fees              (1.05)%         (1.07)%         (0.87)%          (1.22)% (b)
      After expense reimbursements and waived fees               (1.05)%         (1.07)%          0.79 %          (0.47)% (b)

   Portfolio turnover rate                                      110.04 %         75.42 %         66.03 %          45.95 % (b)



(a) Total return does not reflect payment of a sales charge.

(b) Annualized.

                 See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940. The Fund began operations on January 4, 1993. The investment objective of The Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, generally payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


                                                                    (Continued)

                           THE CHESAPEAKE GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996



         F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.25% of the Fund's average daily net assets.

         The Fund's administrator, The Nottingham Company, L.L.C. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.075% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities.

         Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended August 31, 1996, the Distributor retained sales charges in the amount of $102,544.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996



NOTE 3 - DEFERRED ORGANIZATION EXPENSES

         Expenses totalling $39,700 incurred in connection with its organization and the registration of its shares have been assumed by the Fund.

         The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $530,777,430 and $490,248,951, respectively, for the year ended August 31, 1996.